Tuesday, November 13, 2012 © Carbonite, Inc | Company Confidential Carbonite, Inc. (NASDAQ: CARB) Investor Presentation November 2012 1 Exhibit 99.1

© Carbonite, Inc | Company Confidential
Safe Harbor Statement
Cautionary Language Concerning Forward-Looking Statements
These slides and the accompanying oral presentation contain "forward-looking statements" within the meaning of the Securities Act of
1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.
These forward-looking statements represent the Company’s views as of the date that they were first made based on the current intent, belief or expectations, estimates, forecasts, assumptions and projections of the Company and members of our management team.
Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,”
“will,” “might,” “could,” “intend,” and any variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Those statements include, but are not limited to, statements regarding guidance on our future financial results and other projections or measures of future performance, and our expectations concerning market opportunities and our ability to capitalize on them. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the Company’s ability to profitably attract new customers and retain existing customers, the Company’s dependence on the market for online computer backup services, the Company’s ability to manage growth, and changes in economic or regulatory conditions or other trends affecting the
Internet and the information technology industry. These and other important risk factors are discussed or referenced in our Quarterly
Report on Form 10-Q for the fiscal quarter ended September 30, 2012, which is
Factors” and elsewhere, and any subsequent periodic or current reports filed by us with the SEC. The Company anticipates that subsequent events and developments will cause its views to change. Except as required by applicable law or regulation, the Company does not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.
available on www.sec.gov, under the heading “Risk `

Wednesday, November 14, 2012 © Carbonite, Inc | Company Confidential BUSINESS OVERVIEW 3

© Carbonite, Inc | Company Confidential
Rapid revenue growth
Predictable revenue growth: record revenue every quarter since launch
($mm)
($000’s)
Source: Carbonite SEC Filings
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
$55
$60
$65
2008 2009 2010 2011 Q3 11 Q3 12
$8.2
$19.1
$38.6
$60.5
$15.9
$21.6
$0
$4
$8
$12
$16
$20
$24
Q1
'09
Q2
'09
Q3
'09
Q4
'09
Q1
'10
Q2
'10
Q3
'10
Q4
'10
Q1
'11
Q2
'11
Q3
'11
Q4
'11
Q1
'12
Q2'
12
Q3
'12

5 © Carbonite, Inc | Company Confidential Storage costs keep dropping 37% 28% 22% 17% 0% 5% 10% 15% 20% 25% 30% 35% 40% 2009 2010 2011 9 mos 2012 Capex as a % of Revenue

CARBONITE

Support as a % of Revenue
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
18%
*13%
12%
2010
2011
9 mos 2012

© Carbonite, Inc | Company Confidential
Customer support costs keep dropping
*2011  Included transition of support from India to US
Source: Management estimates. Excludes stock based compensation expense

© Carbonite, Inc | Company Confidential
Source: Carbonite SEC Filings
Adjusted for stock-based compensation expense and amortization of intangible assets.
Gross Margin Expansion
*2011 included costs of transition support to US
and duplicate datacenter cost
(DC relocation completed end of Q1 2012)
53%
58%
*62%
64%
66%
67%
40%
45%
50%
55%
60%
65%
70%
2009 2010 2011 Q1 12 Q2 12 Q3 12

CARBONITE

Three plans. All unlimited.

At Carbonite, we offer unlimited backup for all our home and home office customers. Depending on your backup needs, there are three different plans to choose from.

	Home	HomePlus	HomePremier
Annual subscription fee	$59/yr	$99/yr	$149/yr
Computers per subscription	1	1	1
Backup space	Unlimited	Unlimited	Unlimited
Supported operating systems			
File and folder backup	●	●	●
Web and mobile access	●	●	●
Phone, chat and email support	●	●	●

8 2 New Up-market Consumer Products © Carbonite, Inc | Company Confidential

CARBONITE

CARBONITE BUSINESS

THE BETTER BACKUP PLAN FOR YOUR SMALL BUSINESS

Call us at **877-334-7621** for a FREE consultation on backing up your business.

1+1=2

EASY TO USE

Carbonite Business is optimized to support an unlimited number of computers with simple, safe and secure backup – whether employees are in the office or on the go. Once installed, Carbonite Business will automatically back up your computers, so you can rest easy knowing your valuable business data is protected. Learn More

WATCH A SHORT VIDEO

9 © Carbonite, Inc | Company Confidential Successful new SMB Product $229/yr Unlimited PCs 250GBs

© Carbonite, Inc | Company Confidential
Increasing revenue per customer
Consistent growth in revenue per customer, with further upside potential from the recently launched Consumer and SMB offerings
Price increase and release of second
generation business products
Release of first generation
business product
Price increase
Release of two new
consumer products
Source: Carbonite filings
Note: Calculated as revenue for any given quarter divided by the average number of subscribers during that quarter. Average number of subscribers is the sum of the total number of subscribers at the end of a quarter plus the total number of subscribers at the end of the prior quarter, divided by 2.
10
$10.58
$11.18
$11.33
$11.79
$11.84
$12.25
$12.50
$12.70
$12.88
$13.35
$13.98
$14.53
$14.83
$15.54
$15.92
$10.00
$11.00
$12.00
$13.00
$14.00
$15.00
$16.00
Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12

© Carbonite, Inc | Company Confidential
Huge addressable market
•
Mobile:  2011 first time Smart Phone > PC.
•
Up 62+% from 2010, about 487M units
* Canalys estimates © Canalys 2012
415M Computers in 2011*
(mm)
• PCs: 415 million PCs shipped in 2011.
• Up 14+% from 2010
2010 2014
360
380
400
420
440
460
480
500
Computers Smart Phones
487M Smart Phones in 2011*

© Carbonite, Inc | Company Confidential
Highest retention rate in our history
85.5% retention
rate equates to
5.9 years average
customer life
Annual Retention Rate
81%
82%
83%
84%
85%
86%
87%
2009 2010 2011 9 mos
2011
9 mos
2012
83%
85%
86%
86%
86%
2
1
Source: Carbonite management
1    Represents annual retention rate excluding renewal activity related to third-party distributor sales, which are being deliberately phased out. Represented 8% of revenue in 2010. Annual retention rate is the percentage of customers on the last day of the prior period who remain customers on the last day of the current period. Retention rates including third-party distributor sales renewals were 79%, 83% and 82% respectively for 2009, 2010 and 2011;  and  81% and 84%
respectively for  the nine months ended September 30, 2011 and September 30, 2012.
2    Average customer life = 1/(1-r)-1 where r = retention rate

© Carbonite, Inc | Company Confidential
Easy to get started…Easy to use
Nothing
to choose.
Never
run out of space.
No scheduling
it’s continuous.
Just works in the background.
Everything
in the cloud.

© Carbonite, Inc | Company Confidential
Affordable
Our disruptive idea:
Unlimited online backup space
for one flat price.
No worrying
about falling into another storage tier.
No calculating
monthly storage costs.

300+ million
files backed
up per day
~1
petabyte
every
2 weeks
~70
petabytes
today
High
reliability
& density
Low
overhead
Proprietary
Carbonite
File System
94% disk
utilization
Highly
scalable

Low cost is key to market leadership

✓	✓			
	✓	✗			
	✓	✗			
	✓	✗			
	✗	✗			
	✗	✗			
	✗	✗

© Carbonite, Inc | Company Confidential
Competition
(annual
pricing)
Simple,
safe,
secure,
automatic
Unlimited
US Based
Phone
Support
Consumer
with 100 gig
of storage
SMB with 10
computers &  250
gig of  storage
SMB with 15
computers &
500 gig of  storage
Carbonite
$59 $229 $599
Mozy $143 $1,044 $2,089
SOS
$99 $499 $849
Symantec
Not  Available
$1,679
$3,085
INDIRECT COMPETITION
Dropbox
$99 $1,420 $2,045
iCloud
$200
Not  Available
Not Available
Google
$59
Not  Available Not Available

© Carbonite, Inc | Company Confidential
Staying ahead of competition
Scale:
Takes years to design, test, and deploy large-scale backup-focused infrastructure software and hardware.
Well positioned to continue to stay ahead of competition.
Technology:
Requires specialized technology. There are no off-the-shelf solutions.
Brand:
Building a trusted brand is essential and takes time and money.
Focus:
Protecting your data is all we do.

1+1=2

UNITED STATES OF AMERICA
LIBERTY
QUARTER DOLLAR

18 © Carbonite, Inc | Company Confidential Keys to Carbonite’s success Easy Affordable Trusted & Secure “Trust Carbonite with ALL your private information.”

© Carbonite, Inc | Company Confidential
Talk radio hosts were key to early trust-building
Glenn Beck Rachel Maddow
Joe Scarborough
Charles Osgood
Jimmy Kimmel Ed Shultz Randi Rhodes Kim Komando
Leo Laporte Laura Ingraham Colin Cowherd
Dr. Laura

CARBONITE

Google

CARBONITE
ONLINE BACKUP
AUTOMATIC. SECURE. FROM $59.
TRY IT FOR FREE

WIRED
SmartMoney
REBUILD YOUR WEALTH

USA TODAY

The Washington Post

The New York Times

The Boston Globe

San Francisco Chronicle

20 © Carbonite, Inc | Company Confidential We deploy a wide range of marketing programs to drive demand Direct marketing expertise

21 © Carbonite, Inc | Company Confidential Multiple avenues for future growth Small business Mobile and Tablet apps Additional services International Consumer Carbonite Cloud

Wednesday, November 14, 2012 © Carbonite, Inc | Company Confidential FINANCIAL OVERVIEW 22

© Carbonite, Inc | Company Confidential
Rapid growth
in bookings, customers and revenue
Highly scalable
subscription-based model with strong visibility
New products
driving higher ASP, ARPU and margins
High retention rates
Approaching
free cash flow breakeven
Financial highlights

© Carbonite, Inc | Company Confidential
Consistent bookings growth
Highly predictable subscription-based model with consistent  bookings growth
($mm)
Source: Carbonite SEC Filings
Note: Bookings during a period is defined as revenue recognized during the period plus change in deferred revenue. See appendix for a reconciliation of bookings to revenue for the periods presented.
$0
$15
$30
$45
$60
$75
$90
2008 2009 2010 2011 9 mos 2011 9 mos 2012
$14.1
$32.9
$54.1
$80.9
$57.7
$71.0

© Carbonite, Inc | Company Confidential
Rapid revenue growth
Predictable revenue growth: record revenue every quarter since launch
($mm)
($000’s)
Source: Carbonite SEC Filings
$0
$4
$8
$12
$16
$20
$24
Q1
'09
Q2
'09
Q3
'09
Q4
'09
Q1
'10
Q2
'10
Q3
'10
Q4
'10
Q1
'11
Q2
'11
Q3
'11
Q4
'11
Q1
'12
Q2
'12
Q3
'12
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
$55
$60
$65
2008 2009 2010 2011 9 mos
11
9 mos
12
$8.2
$19.1
$38.6
$60.5
$43.2
$60.4

© Carbonite, Inc | Company Confidential
Our highly scalable business model
High lifetime value
Highly scalable
Strong visibility
Significant operating leverage
Cumulative gross margin per customer
Source: Carbonite filings and management estimates
Based on 1 year Home subscription, 5.90 year customer life based on 85.5% annual retention rate for today’s core business and cost structure. Does not account for projected future decline in storage, bandwidth costs or customer support. Excludes stock based compensation. CAC represents $41.28 average customer acquisition costs based on YTD 2012 advertising expense/
new bookings during the same period times annualized ARPU from the current quarter ..
Year 1 % rev Lifetime % rev
Revenue per customer $64 100% 376 100%
Depreciation &
hosting
(14) (22%) (81) (22%)
Customer support (8) (11%) (35) (9%)
Gross margin $42 67% $260 69%
Business model illustration
6.3x gross
margin return
on CAC
$0
$50
$100
$150
$200
$250
Year 1 Year 2 Year 3 Year 4 Year 5 Year 6
42
83
125
166
207
260

Wednesday, November 14, 2012
© Carbonite, Inc | Company Confidential
Increasing revenue per customer
Consistent growth in revenue per customer, with further upside potential from the recently launched Consumer and SMB offerings
$10.58
$11.18
$11.33
$11.79
$11.84
$12.25
$12.50
$12.70
$12.88
$13.35
$13.98
$14.53
$14.83
$15.54
$15.92
$10.00
$11.00
$12.00
$13.00
$14.00
$15.00
$16.00
Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12
Price increase and release of second
generation business products
Release of first generation
business product
Price increase
Release of two new
consumer products
27
Source: Carbonite filings
Note: Calculated as revenue for any given quarter divided by the average number of subscribers during that quarter. Average number of subscribers is the sum of the total number of subscribers at the end of a quarter plus the total number of subscribers at the end of the prior quarter, divided by 2.

Wednesday, November 14, 2012
© Carbonite, Inc | Company Confidential
84% 84%
83% 83%
84%
83%
84%
85% 85% 85%
86%
86%
86% 86%
86%
81%
80%
79%
79%
81%
80%
82%
83%
83%
83%
81%
82%
81%
82%
84%
60%
65%
70%
75%
80%
85%
90%
Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12
Strong customer retention
Consistently high customer retention rates, key to our model
Overall includes discontinued channel including force
churn customers (20K in Q3 2011 and 15K in Q1 12)
28
Source: Carbonite filings
Note:  Annual retention rate is the percentage of customers on the last day of the prior period who remain customers on the last day of the current period.  Channel sales being deliberately phased out.

© Carbonite, Inc | Company Confidential
Business model with declining costs per customer leading to
expanding margin profile:
Gross profit
per average
customer¹
Source: Carbonite SEC Filings
1. Adjusted for stock-based compensation and amortization of intangibles.
Improving margins
Gross
Margin¹
*2011 included costs of transition support to US
and duplicate datacenter cost
(DC relocation completed end of Q1 2012)
$0
$10
$20
$30
$40
2008 2009 2010 2011 9 mos 11 9 mos 12
$21.0
$23.4
$29.0
$34.6
$25.4
$30.6
67%
66%
64%
*62%
58%
53%
70%
65%
60%
55%
50%
45%
40%
2009 2010 2011 Q1 12 Q2 12 Q3 12

© Carbonite, Inc | Company Confidential
Mix shift toward new products
Adoption and upsell upon renewal ramps over time
Higher ASP and higher gross margins
Rapid decline in storage costs at ~30-40% per year
4 year depreciable life, delayed impact to P&L
Temporary flattening in 2012 from Thailand flooding
Unlimited free support: major differentiator to our offerings
50% of  lifetime support contacts during trial and year 1,
remainder over next ~5 years of a customer's life
Electricity and broadband: largest components of COS
after support and depreciation
Datacenter locations moving to lower cost electricity areas
Economies achieved by increasing equipment density
High BB consumption during initial upload
Purchasing power at scale
Source: Carbonite filings and management estimates. Support excludes stock based compensation expense.
Drivers of margin expansion
2012
Capex as a % of Revenue
37%
28%
22%
17%
0%
10%
20%
30%
40%
2009 2010 2011 9 mos
18%
**13
12%
0%
5%
10%
15%
20%
2010 2011 9 mos 2012
Support as a % of Revenue
*HD pricing temporarily impacted by  Thailand floods
**2011  Included transition of support to US

© Carbonite, Inc | Company Confidential
Strong balance sheet
Cash and short-term investments $66.3
Working capital (deficit) $3.0
Total assets $96.9
Deferred revenue, including current portion $70.3
Total liabilities $82.2
Total stockholders’ equity (deficit) $14.7
Source: Carbonite SEC Filings
$ in millions
As of September 30, 2012
($mm)

© Carbonite, Inc | Company Confidential
Investment highlights
•
Enormous world-wide market opportunity
•
“Category killer” with established brand leadership
•
Personal cloud important market opportunity
•
Proprietary technology & scale
•
Strong competitive advantages
•
Proven direct marketing expertise
•
Multiple avenues for sustained growth

© Carbonite, Inc | Company Confidential Questions? 33

© Carbonite, Inc | Company Confidential
Non-GAAP reconciliation
Source: Carbonite SEC Filings
1. Excludes $586k from acquisitions
$ in thousands 2008 2009 2010 2011
9 mo
2011
9 mo
2012
Revenue $8,202 $19,114 $38,563 $60,512 $43,168 $60,367
Plus: Change in deferred revenue 5,867 13,743 15,578 20,388
(1)
14,546
(1)
10,587
Bookings $14,069 $32,857 $54,141 $80,900 $57,714 $70,954
$ in thousands 2008 2009 2010 2011
9 mo
2011
9 mo
2012
GAAP Loss from Operations $(17,852) $(19,602) $(25,896) $(23,554) $(17,453) $(16,685)
Add: Stock-based Compensation 203 390 542 1,445 963 2,974
Add: Amortization of Intangibles 0 0 0 155 89 200
Add: Patent Litigation Expenses 0 0 39 966 664 948
Add: Lease exit charge 0 0 0 0 0 1,174
Non-GAAP Loss from Operations $(17,649) $(19,212) $(25,315) $(20,988) $(15,737) $(11,389)
Plus: D&A Less Amort. Of
Intangibles
1,481 2,977 5,060 7,715 5,562 7,677
Adjusted EBITDA $(16,168) $(16,235) $(20,255) $(13,273) $(10,175) $(3,712)